UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20475 State Highway 249, Suite 300

Houston, TX 77070

(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICD	New York Stock Exchange

Item 5.07Submission of Matters to a Vote of Security Holders

The Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on June 5, 2024 in Houston, Texas. At the Annual Meeting, stockholders were requested to: (i) elect seven individuals to serve on the Board until the next annual meeting of stockholders; (ii) approve, on an advisory basis, the compensation of our named executive officers; and (iii) ratify the appointment of Moss Adams LLP as the Company’s independent auditors for 2024, each as more fully described in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 29, 2024.

Proposal 1: Election of Directors. All seven nominees were elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders by the votes indicated below:

Executive	Voted For	Votes Withheld	Abstain	Broker Non-Votes
James G. Minmier	6,275,513	82,827	25,882	2,418,950
J. Anthony Gallegos, Jr.	6,282,864	76,476	24,882	2,418,950
Robert J. Barrett, IV	6,202,039	156,301	25,882	2,418,950
Brian D. Berman	6,277,581	80,759	25,882	2,418,950
Vincent J. Cebula	6,180,886	177,954	25,382	2,418,950
Christopher M. Gleysteen	6,279,531	78,809	25,882	2,418,950
Stacy D. Nieuwoudt	6,194,267	164,579	25,377	2,418,949

Proposal 2: Approve, on an advisory basis, the compensation of our Named Executive Officers. The approval on an advisory basis of our named executive officers’ compensation was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
6,121,684	251,755	10,512	2,419,221

Proposal 3: Ratification of the appointment of Moss Adams LLP as the Company’s independent auditors for 2024. The ratification of Moss Adams LLP as the Company’s independent auditors for 2024 was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
8,411,794	340,479	50,899	-

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: June 5, 2024	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary